Note No. __________
                                                Holder:  _____________________


                                  FORM OF NOTE


     THE SECURITIES WHICH ARE REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT
(i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE CORPORATION, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR OTHER STATE SECURITIES LAW.


                     THE GREAT AMERICAN BACKRUB STORE, INC.
                           10% SECURED PROMISSORY NOTE

                        The Transferability of this Note
                     is Restricted as Provided in Section 3


$_____________                                      Dated:  ______________, 1996
                                                    New York, New York


         FOR VALUE RECEIVED, THE GREAT AMERICAN BACKRUB STORE, INC., a New York corporation (the "Company"), promises to pay to __________________ or assigns (the "Holder") the principal amount of ___________________ dollars ($_______) (the "Principal Amount"), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, together with simple interest thereon at the rate of ten percent (10%) per annum, at the principal office of the Company, upon the earlier of (a) first anniversary of the date hereof or (b) the closing of a public financing through the sale of equity securities by the Company through Investors Associates, Inc. ("IAI") pursuant to that certain letter of intent dated June 18, 1996 between the Company and IAI. No payments of principal and/or interest shall be due until maturity.
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         Notwithstanding   anything  to  the  contrary  herein  contained,   the
Principal Amount of this Note or any interest hereon may be prepaid at any time or from time to time, prior to the maturity of this Note, in whole or in part, without prior notice and without penalty or premium. Prepayments shall be applied first to interest due and then to principal.

         1. THE NOTES: This Note is one of several secured promissory notes made and issued by the Company in an aggregate principal amount of $_________ (individually, a "Note," and together, the "Notes"), pursuant to the terms and subject to the conditions of Subscription Agreement and Investment
Representations (the "Subscription Agreements"), by and among the Company and certain investors, providing for all of the terms and conditions set forth herein. Reference is made to the Subscription Agreements for agreements of the parties applicable to this Note, and to the Agency Agreement between the Company and IAI dated November 22, 1996, as amended (the "Agency Agreement"). This Note is entitled to the benefits of that certain Stock Pledge Agreement of even date herewith between Debbie Dworkin, Terrance C. Murray, and the holders of the Notes (the "Pledge Agreement").

         2. COVENANTS: The Company covenants and agrees that, so long as any of the Notes shall be outstanding and unpaid:

            2.1 PAYMENT OF NOTES. The Company will punctually pay or cause to be paid the Principal Amount and interest on this Note. Any sums required to be withheld from any payment of Principal Amount, or interest on this Note by operation of law or pursuant to any order, judgment, execution, treaty, rule or regulation may be withheld by the Company and paid over in accordance therewith.

         Nothing in this Note or in any other agreement between the Holder and the Company shall require the Company to pay, or the Holder to accept, interest in an amount which would subject the Holder to any penalty or forfeiture under applicable law. In the event that the payment of any charges, fees or other sums due under this Note, or provided for in any other agreement between the Company and the Holder are or could be held to be in the nature of interest and would subject the Holder to any penalty or forfeiture under applicable law, then IPSO FACTO the obligations of the Company to make such payment to the Holder shall be reduced to the highest rate authorized under applicable law and, in the event that the Holder shall have ever received, collected, accepted or applied as interest any amount in excess of the maximum rate of interest permitted to be charged by applicable law, such amount which would be excess interest under applicable law shall be applied first to the reduction of principal then outstanding, and, second, if such principal amount is paid in full, any remaining excess shall forthwith be returned to the Company.

            2.2 MAINTENANCE OF CORPORATE EXISTENCE; MERGER AND CONSOLIDATION. The Company will at all times cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and all of its rights and franchises and shall not be consolidated with or merged into any other corporation or transfer all or substantially all of its assets to any person unless (i) the survivor of such merger or consolidation is the Company or

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(ii) the  corporation  formed by such  corporation  or into which the Company is merged or to which the assets of the Company are transferred is a corporation which expressly assumes all of the obligations of the Company under the Notes, and (iii) after giving effect to such transaction, no Event of Default (as hereinafter defined) and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing.

            2.3 MAINTENANCE OF PROPERTIES. The Company will reasonably maintain in good repair, working order and condition its properties and other assets, and from time to time make all reasonably necessary or desirable repairs, renewals and replacements thereto.

            2.4 PAYMENT OF TAXES. The Company will pay or cause to be paid, set aside for payment or discharged, before the same shall become delinquent, all taxes, assessments and governmental charges levied or imposed upon the Company or upon its income, profits or property; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

            2.5 COMPLIANCE WITH STATUTES. The Company will comply in all material respects with all applicable statutes and regulations of the United States of America and of any state or municipality, and of any agency of any thereof, in respect of the conduct of business and the ownership of property by the Company; PROVIDED, HOWEVER, that nothing contained in this SECTION 2.5 shall require the Company to comply with any such statute or regulation so long as its legality or applicability shall be contested in good faith; and provided further that an unintentional violation of this covenant done in good faith or inadvertently shall not be deemed an Event of Default under SECTION 4 hereof.

         3. RESTRICTIONS UPON TRANSFERABILITY. This Note has not been registered under the Act, and may not be offered, sold, pledged, hypothecated, assigned or transferred except (i) pursuant to a registration statement under the Act which has become effective and is current with respect to this Note, or (ii) pursuant to a specific exemption from registration under the Act but only upon a Holder hereof first having obtained the written opinion of counsel to the Company, or other counsel reasonably acceptable to the Company, that the proposed disposition is consistent with all applicable provisions of the Act as well as any applicable "blue sky" or other state securities law.

         4. EVENTS OF DEFAULT AND REMEDIES. An "Event of Default" shall occur if:

            4.1 PAYMENT OF NOTES. The Company defaults in the payment of the Principal Amount of or interest on this Note, when and as the same shall become due and payable whether at maturity thereof, or by acceleration or otherwise, which default shall continue uncured for a period of fifteen (15) days from the date thereof; or

            4.2 PERFORMANCE OF COVENANTS, CONDITIONS OR AGREEMENTS. The Company fails to comply with any of the covenants, conditions or agreements set forth in this Note and such default shall continue uncured for a period of thirty (30) days after receipt of written notice to the Company from any Holder stating the specific default or defaults; or

            4.3 BANKRUPTCY, INSOLVENCY, ETC. The Company shall file or consent by answer or otherwise to the entry of an order for relief or approving a petition for relief, reorganization or arrangement or any other petition in bankruptcy for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or shall make an assignment for the benefit of its creditors, or shall consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of its property, or shall be adjudicated a bankrupt or insolvent, or the Board of Directors or shareholders of the Company shall authorize any of the foregoing, or if a court or governmental authority of competent jurisdiction shall enter an order appointing a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any substantial part of its property, or an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law, or an order for the dissolution, winding up or liquidation of the Company, or if any such petition shall be filed against the Company and such petition shall not be dismissed within sixty (60) days; or

            4.4 PLEDGE AND AGENCY AGREEMENTS. There shall occur an "Event of Default" on the part of the Pledgor under the Pledge Agreement (as such term is defined therein) or a default on the Company's obligations under the Agency Agreement.

            4.5 REMEDIES. In case an Event of Default (other than an Event of Default resulting from the Company's failure to pay the Principal Amount of, or interest upon, this Note when the same shall be due and payable in accordance with the terms hereof and an Event of Default resulting from bankruptcy, insolvency or reorganization) shall occur and be continuing (after giving affect to applicable "cure" provisions provided for herein), the Holders of the Notes representing at least fifty-one percent (51%) in the aggregate of the Principal Amount of all Notes then outstanding, may declare by notice in writing to the Company all unpaid Principal Amount and accrued interest on all of the Notes then outstanding to be due and payable immediately. In case an Event of Default resulting from the Company's non-payment of Principal Amount of, or interest upon, this Note shall occur, the Holder may declare all unpaid Principal Amount and accrued interest on this Note held by such Holder to be due and payable immediately. In case an Event of Default resulting from bankruptcy, insolvency or reorganization shall occur, all unpaid principal and accrued interest on the Notes held by each Holder shall be due and payable immediately without any declaration or other act on the part of such Holders. Any such acceleration may be annulled and past defaults (except, unless theretofore cured, a default in payment of Principal Amount or interest on the Notes) may be waived by the Holders of a majority in Principal Amount of the Notes then outstanding.

         5. COSTS OF COLLECTION. Should the indebtedness represented by this Note or any part thereof be collected in any proceeding, or this Note be placed in the hands of attorneys for collection after default, the Company agrees to pay as an additional obligation under this Note, in addition to the Principal Amount and interest due and payable hereon, all costs of collecting this Note, including reasonable attorneys' fees.

         6.  WAIVER  AND  AMENDMENTS.   This  Note  may  be  amended,  modified,
superseded, canceled, renewed or extended, and the terms hereof may be waived (except as above provided in SECTION 4.5), only by a written instrument signed by the Company and Holders of at least fifty-one percent (51%) in the aggregate of the Principal Amount of all Notes at the time outstanding; PROVIDED, HOWEVER, that the consent of a Holder shall be required to modify the terms of this Note affecting the payment of Principal Amount of, or interest on, such Holder's Note or the term of such Holder's Note. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver hereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or further exercise hereof or the exercise of any other right, power or privilege hereunder. The rights and remedies provided for herein are cumulative and are not exclusive of any rights or remedies which any party may otherwise have at law or in equity.

         7. LOSS, THEFT, DESTRUCTION OR MUTILATION OF NOTE. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Note, if mutilated, the Company will make and deliver a new Note of like tenor, in lieu of this Note. Any Note made and delivered in accordance with the provisions of this SECTION 7 shall be dated as of the date to which interest has been paid on this Note, or if no interest has theretofore been paid on this Note, then dated the date hereof.

         8. NOTICE. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed or sent by certified, registered, or express mail, postage prepaid, and shall be deemed given when so delivered personally, telegraphed or, if mailed, five (5) days after the date of deposit in the United States mails, as follows:

            (i)    if to the Company, to:

                   The Great American BackRub Store, Inc.
                   425 Madison Avenue, Suite 605
                   New York, NY 10017
                   Attn:  William Zanker, President

                   With a copy to:

                   Olshan Grundman Frome & Rosenzweig LLP
                   505 Park Avenue
                   New York, New York 10022
                   Attention: Stephen Irwin, Esq,

            (ii) if to the Holder, to the address of such Holder as shown on the books of the Company and to Investors Associates, Inc., 411 Hackensack Avenue, Hackensack, NJ 07601, Attn: Herman Epstein.

         9. GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its conflicts of law principles. The Company agrees that any dispute or controversy arising out of this Note shall be adjudicated in a court located in New York City, and hereby submits to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York, and irrevocably waives any objection it now or hereafter may have respecting the venue of such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, and consents to the service of process in any such action or proceeding by means of registered or certified mail, return receipt requested.

         10. SUCCESSORS AND ASSIGNS. All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Company shall bind its successors and assigns, whether or not so expressed.

         IN WITNESS WHEREOF, the Company has caused this Note to be signed in its corporate name by a duly authorized officer and to be dated as of the date first above written.

                                         THE GREAT AMERICAN BACKRUB STORE, INC.



                                         By: __________________________________
                                             Name:
                                             Title:


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